Table of Contents

Hosted Services Agreement	Navitaire LLC

AMENDMENT NO. 21 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 21 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of March 1, 2011, is entered into by and between NAVITAIRE LLC, a Delaware limited liability company and legal successor to Navitaire, Inc. (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aereos S/A, a Brazilian corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.   NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 (viii) Amendment No. 9 dated as of August 20, 2007; (ix) Amendment No. 10 dated as of August 27, 2007; (x) Amendment No. 11 dated as of April 24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; (xii) Amendment No. 13 dated as of July 31, 2008; (xiii) Amendment No. 14 dated as of October 31, 2008; (xiv) Amendment No. 15 dated as of October 1, 2008; (xv) Amendment No. 16 dated as of October 1, 2009; (xvi) Amendment No. 17 dated as of February 1, 2010; (xvii) Amendment No. 18 dated as of March 15, 2010; (xviii) Amendment No. 19 dated as of June 25, 2010; and (xix) Amendment No. 20 dated as of November 1, 2010 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.   Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.   NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1      Amendment to Add United States (“US”) Security to the Agreement.

a)	Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:

US Security
X	APIS Quick Query (AQQ)
X	Secure Flight
X	Customs and Border Protection (CBP) PNR Push

b)	Functionality. The following functionality is hereby added to Exhibit A, Section 6, New Skies - Hosted Reservation Services Add-On Functionality, as follows:

APIS Quick Query (AQQ)
General Features – APIS Quick Query (AQQ)
• Ability to request real-time automated screening and processing of passenger data prior to printing a boarding pass.
• Process can be invoked via:
- Web check-in
- Airport counter check-in
- Kiosk check-in
- Boarding Process
• Ability to process US-DHS response messages by assigning boarding pass printing results and Electronic

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System for Travel Authorization (ESTA) status to the passenger.
•	Ability to process US-DHS unsolicited messages by creating and transmitting acknowledgement messages to the US-DHS router.
•	Ability to evaluate the Boarding Pass Printing Result and ESTA status during the check-in and boarding process.
•	Ability to display the Boarding Pass Printing Result and ESTA status in SkyPort.
Includes integration with SkySpeed, SkySales, New Skies Reports, and core New Skies processing.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.
Secure Flight
General Features – Secure Flight Solution for New Skies 3.2 and higher
•	Ability to collect Secure Flight Passenger Data (SFPD) through all booking channels and during the check-in process.
•	Ability to create and transmit SFPD UN-EDIFACT messages to the United States Department of Homeland Security (US-DHS) message router for passengers.
•	Ability to collect Gate Pass Holder information with subsequent creation and transmission of SFPD Gate Pass UN-EDIFACT messages to US-DHS message router prior to issuance of gate passes via SkyPort. The gate pass is a document issued to non-travelers, allowing them entry though airport security to a sterile area normally reserved for passengers.
•	Ability to process US-DHS response messages by assigning boarding pass printing results and Electronic System for Travel Authorization (ESTA) status to the passenger.
•	Ability to process US-DHS unsolicited messages by creating and transmitting acknowledgement messages to the US-DHS router.
•	Ability to evaluate the Boarding Pass Printing Result and ESTA status during the check-in and boarding process.
•	Ability to display the Boarding Pass Printing Result and ESTA status in SkyPort.
•	Ability to perform batch and interactive transmission of SFPD messages during the Secure Flight transmission window (the 72 hours prior to departure).
•	Ability to collect, store, and include Passenger Redress Number in SFPD messages.
•	Ability to collect, store, and include Known Traveler Number in SFPD messages.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.
Limitations and Exclusions – Secure Flight Solution for New Skies 3.2 and higher
•	Transmission of crew data is not supported.
•	Domestic to domestic international flights for United States carriers (e.g. ORY to NCE).
•	Ability to receive Passenger Redress number and Known Traveler number is not currently available via IATCI messaging.
•	Additional industry or IATA requirements not specifically included above.
Customs and Border Protection (CBP) PNR Push
General Features – CBP PNR Push
•	Ability to push PNR data to US Customs and Border Protection for reservations where one or more Segments are for flights inbound to or outbound from the United States.
•	PNR data push will be performed upon completion of initial booking, modification to booking, and flight close.
•	Data will be provided in plain text form.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

c)     Monthly Recurring Service Fees. The Monthly Recurring Services Fees – US Security, are hereby added to Exhibit H, Section 1.1.31 of the Agreement, as follows:

1.1.31     Monthly Recurring Services Fees – US Security*. (Applicable only if selected in Section 2 of Exhibit A.)

Description	US Security
Price per Service
Monthly Infrastructure and Support Fee – AQQ and Secure Flight	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] combined AQQ and Secure Flight messages

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Per Message Transaction Fee**	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per message above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included combined AQQ and Secure Flight messages
Monthly Infrastructure and Support Fee – CBP PNR Push	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CBP PNR Push messages)
Per Message Transaction Fee***	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per message above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included CBP PNR Push messages

 *       If the Services included in this Section are not part of Customer’s initial purchase, the prices listed above will remain valid for twelve (12) months following the Effective Date of the Agreement. Following this time period, the pricing in this Section is subject to change.

 **      Any Secure Flight and/or AQQ message volumes collectively for all transactions above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] messages will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.31 above.

 **      Any CBP PNR Push message volumes for all transactions above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] messages will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.31 above.

Note:    Any applicable message fees, segment fees, or data circuits pertaining to the CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of US Security are the responsibility of Customer.

d)      Implementation Fees. The Implementation Fees in Exhibit H, Section 1.2 are amended to include the following:

	Product/Service Description	Implementation Fees
US Security	– AQQ and Secure Flight – CBP PNR Push	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] implementation fee*

 *       Implementation Fee includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours of implementation support including NAVITAIRE operations and support personnel. Implementation Fee excludes travel expenses and any new development. Fifty percent (50%) of the Implementation Fee will be invoiced to Customer upon signature of this amendment with the remainder due and payable in full upon completion of the implementation project.

Implementation hours will be included in the New Skies 3.4 upgrade project, as a Change Request to Work Order 126623. Hours in excess of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included here will be invoiced via that Work Order.

e)      US Security Termination Option. Customer may, with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days advance written notice, request that NAVITAIRE terminate Customer’s US Security products/services. Customer understands that it is responsible for paying for all services rendered for the US Security products/services through the end of the notice period. Customer shall be responsible for NAVITAIRE’s support and operations assistance required to terminate access to the products/services, on a time and materials basis. No additional costs, expenses, or penalties will be invoiced to Customer other than those related the termination request and the amounts due for the services rendered during the notice period.

Should Customer desire to re-install the US Security products/services after their termination, the re-installation efforts will be subject to a new Implementation Fee and the on-going support will be subject to new Monthly Recurring Service Fees. Both fees will be quoted to Customer upon request.

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2     Amendment to Add Additional Data Store Workbench (“DSW”) Database Space to the Agreement.

a)     Monthly Recurring Service Fees. The table found in Exhibit H Section 1.1.12 Monthly Recurring Service Fees – Data Store Products, is hereby deleted and replaced in its entirety, as follows:

1.1.12      Monthly Recurring Service Fees – Data Store Products. (Applicable only if selected in Section 2 of Exhibit A):

Description	Data Store Products*
Price per Service
Data Store	Not Applicable
Data Store Workbench - Selected	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month
Enhanced Data Store	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] O&D passengers
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] O&D passengers
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] passengers
Additional DSW database space	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each increment of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]**

*     If Customer elects to upgrade to the Enhanced Data Store they will be invoiced at the rates provided for above.

** Customer requests for additional 50 GB increments of DSW database space will be submitted via an INC and are subject to review and approval by NAVITAIRE.

3     Amendment to Replace the table at Section 1.1.6 of Exhibit H of the Agreement.

a)     Monthly Recurring Service Fees. The table found at Section 1.1.6 Monthly Recurring Service Fees – Connectivity Services/Products E-Ticketing Connectivity, is hereby deleted and replaced in its entirety, as follows:

1.1.6     Monthly Recurring Service Fees – Connectivity Services/Products E-Ticketing Connectivity. (Applicable only if selected in Section 2 of Exhibit A):

Description	E-Ticketing Connectivity
Monthly Infrastructure and Support Fee

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Segments** in E-Ticketed PNRs)

Per Segment Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Segment above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included Segments** in E-Ticketed PNRs

NAVITAIRE and Customer acknowledge that prior to March 1, 2011 Customer was not billed per the latest contractual amendment for E-Ticketing Connectivity. NAVITAIRE waives claim to any back billing for E-Ticketing Connectivity prior to that date.

4      Amendment to Modify CRS/GDS/ARS Type A/EDIFACT Connectivity of the Agreement.

a)     Monthly Recurring Service Fees. The following is hereby added as Note 3 after the table found at Section 1.1.3 Monthly Recurring Service Fees – Connectivity Services/Products – CRS/GDS/ARS Type A/EDIFACT Connectivity, as follows:

Note 3:   NAVITAIRE will bill Customer on a ‘per connection’ instead of a ‘per partner’ basis for this service. In this context, a connection represents a unique telecommunication link from Customer’s data center to the listed third party (e.g., Amadeus). A single connection, one (1) service for billing purposes, can support multiple third party distribution partnerships. For example, the Amadeus connection supports traffic from Customer’s data center to the Amadeus GDS, the Air France airline hosted by Amadeus, and other distribution partners.

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Hosted Services Agreement	Navitaire LLC

5     Amendment to Modify Axess Monthly Recurring Service Fees of the Agreement.

a)     Removal of Monthly Recurring Service Fees. Axess is removed from Section 1.1.2 of Exhibit H, Monthly Recurring Service Fees – Connectivity Services/Products CRS/GDS/ARS Type B/Teletype Connectivity.

b)     Clarification on Axess Connectivity. Customer’s connectivity to Axess is provided via the ARINC connection and does not incur a separate NAVITAIRE connection cost. In the event it becomes possible to provide a direct connection to Axess, NAVITAIRE certification and connectivity costs for the direct connection will be quoted to Customer upon request.

6     Amendment to Modify Worldspan/TravelPort Connectivity of the Agreement.

a)     Scope of Services. The following is hereby modified in Exhibit A, Section 2, Scope of Services:

N/A	CRS/GDS/ARS Type-B/Teletype AVS and Booking Connectivity with Worldspan/Travelport

b)     Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:

X	CRS/GDS/ARS Type-A/EDIFACT Availability and Sell Connectivity with Worldspan/Travelport

c)     Monthly Recurring Service Fees. The Monthly Recurring Service Fees for Customer’s connectivity to Worldspan/TravelPort are provided via the Type-A/EDIFACT Connectivity as outlined in Section 1.1.3 of Exhibit H of the Agreement.

7     Amendment to Add SITA and ARINC Type B/Teletype Connectivity to the Agreement.

a)     Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:

X	Type B/Teletype connectivity with SITA
X	Type B/Teletype connectivity with ARINC

b)     Monthly Recurring Service Fees. The Monthly Recurring Service Fees found in Section 1.1.2 of Exhibit H of the Agreement are applicable to both the SITA and ARINC connections and will be invoiced to Customer on an on-going monthly basis beginning with the month immediately following the effective date of this Amendment. NAVITAIRE and Customer acknowledge that prior to March 1, 2011 Customer was not billed for SITA and ARINC Type B/Teletype Connectivity. NAVITAIRE waives claim to any back billing for SITA and ARINC Type B/Teletype Connectivity prior to that date. Section 1.1.2 of Exhibit H, Monthly Recurring Service Fees – Connectivity Services/Products – CRS/GDS/ARS AVS and Booking Type B/Teletype Connectivity is hereby deleted and replaced in its entirety as follows:

1.1.2     Monthly Recurring Service Fees – Connectivity Services/Products CRS/GDS/ARS AVS and Booking Type B/Teletype Connectivity. (Applicable only if selected in Section 2 of Exhibit A):

Description	AVS and Booking Type B/Teletype Connectivity
Price per CRS/GDS/ARS Type B/Teletype Connection*
Monthly Infrastructure andSupport Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for existing SITA or ARINC connections (see Note 1)
(includes "[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]" Segments**)
Quoted upon request for CRS/GDS/ARS connections (included Segments will be quoted at that time)

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$0.03 per Segment above included Segments for SITA or
Per Segment Transaction Fee**	ARINC connections***
$0.03 per Segment above quoted included Segments***

* Each unique AVS entity (address) used for the sole purpose of sending AVS messages is covered by the Monthly Recurring Service Fees for AVS Only Type B/Teletype Connectivity.

** Any CRS/GDS/ARS Segment volumes, collectively for all CRS/GDS/ARS above the included Segments, will incur the Per Segment Transaction Fee outlined in Section 1.1.2 above.

*** For billing purposes, these Segments will be converted into Boarded O&D Passengers, using the RPB Ratio as provided for in Item (b), Section 1.1.1 of this Exhibit H.

Note 1: The twenty percent (20%) discount for the SITA and/or ARINC connections will no longer apply if direct connections become available to the partners connected via the SITA or ARINC connections. Customer will be provided with the option to transition to direct connections with those partners or continue using the respective SITA or ARINC connection at the full, non-discounted, rate.

Note 2: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

(a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer’s Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

Note 3: In the event of a merger between two or more CRS/GDS/ARS partners, whereby NAVITAIRE is no longer required to process, report on, or support a separate IATA code (such as 1P or 1G), Customer may request that NAVITAIRE terminate the services that are no longer required. Customer will provide a minimum of sixty (60) days advance written notice informing NAVITAIRE of (a) the merging entity's IATA codes; (b) the proposed merger date; (c) the discontinued IATA code; and (d) Customer's desire to terminate all services for the discontinued IATA code. Upon receipt of said notice, NAVITAIRE will draft an amendment to the Agreement to remove the services from Exhibit A, Section 2 Scope of Services, and Exhibit H, Section 1.1.2 Monthly Recurring Service Fees - Connectivity Services/Products (Monthly Infrastructure and Support Fees).

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Upon confirmation that (a) the merger was successful and (b) there are no longer any transactions being processed for the specific IATA code, NAVITAIRE will decommission any connections, settings, parameters, and services for the IATA code and generate a final invoice for the decommissioned services. Efforts undertaken by NAVITAIRE to decommission a CRS/GDS/ARS entity will be invoiced on a time and materials basis and paid for by Customer.

Note 4: NAVITAIRE will bill Customer on a ‘per connection’ instead of a ‘per partner’ basis for this service. In this context, a connection represents a unique telecommunication link from Customer’s data center to the listed third party (e.g., Amadeus). A single connection, one (1) service for billing purposes, can support multiple third party distribution partnerships. For example, the Amadeus connection supports traffic from Customer’s data center to the Amadeus GDS, the Air France airline hosted by Amadeus, and other distribution partners.

c) Implementation Fees. Not Applicable – the SITA and ARINC connections have already been installed.

d) SITA and ARINC TYPE B/Teletype Connectivity Termination Option. Customer may, with sixty (60) days advance written notice, request that NAVITAIRE terminate Customer’s SITA and/or ARINC Type B/Teletype Connectivity. Prior to completing the termination request, Customer and NAVITAIRE will jointly confirm that there is no traffic being transmitted via Customer’s SITA or ARINC address in support of Customer’s Type B/Teletype Connectivity. The notice period will be extended automatically in thirty (30) day increments until 1) SITA and/or ARINC Type B/Teletype message transmissions cease; or

2) Customer agrees to terminate SITA and/or ARINC Type B/Teletype Connectivity regardless of message transmissions occurring. During the notice period, NAVITAIRE will continue to invoice Customer for the services rendered in relation to the SITA and/or ARINC Type B/Teletype Connectivity, as per the Agreement. Customer understands that it is responsible for paying for all services rendered for SITA and/or ARINC TYPE B/Teletype Connectivity through the end of the notice period. Customer shall be responsible for NAVITAIRE’s support and operations assistance required to terminate access to either connection, on a time and materials basis. No additional costs, expenses, or penalties will be invoiced to Customer other than those related the termination request and the amounts due for the services rendered during the notice period.

8 Amendment to Add Code-Share Connectivity with El-Al Israel Airlines (LY) to the Agreement.

a) Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:

X	Code-Share Connectivity – with El-Al Israel Airlines (LY) as the Marketing and Customer as
Operating Carrier

b) Monthly Recurring Service Fees. The Monthly Recurring Service Fees found in Section 1.1.4 of Exhibit H of the Agreement are applicable to the Code-Share Connectivity with El-Al (LY)

c) Implementation Fees. The Implementation Fees found in Section 1.2 of Exhibit H of the Agreement are applicable to the Code-Share Connectivity with El-Al (LY).

9 Amendment to Add E-Ticket Display to the Agreement.

a) Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:

X	E-Ticket Display for externally hosted E-Ticket database (from SkySpeed)

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b) Functionality. The following functionality is hereby added to Exhibit A, Section 6, New Skies - Hosted Reservation Services Add-On Functionality, as follows:

E-Ticket Display for externally hosted E-Ticket database (from SkySpeed)

General Features – E-Ticket Display for externally hosted E-Ticket database (from SkySpeed)
Ability to display host carrier validated E-Ticket data stored in the host carrier’s external E-Ticket database, using SkySpeed.
Ability to display interline partner validated E-Ticket data stored in the host carrier’s external E-Ticket database, using SkySpeed.
Booking details displayed from partner from host carrier E-Ticket database.
Note: Customer is responsible for establishing an E-Ticket database hosting agreement with a third-party vendor and negotiating the appropriate bi-lateral Interline E-Ticketing agreements with other airlines and any costs associated with such. Functionality is available on New Skies release 2.3 or 3.2 and higher.
Limitations and Exclusions

E-Tickets displayed must be included in host carrier E-Ticket database.
E-Ticket will be displayed only when the host carrier is a participating carrier on the E-Ticket.
Only E-Tickets are included in E-Ticket display. For example, Paper tickets will not be displayed.
Functionality that allows coupon status updates is not included.
E-Ticket number format supported is 13 digits.
Search to display E-Ticket is driven solely by E-Ticket number.

c) Monthly Recurring Service Fees. The Monthly Recurring Services Fees – E-Ticket Display, are hereby added to Exhibit H, Section 1.1.32 of the Agreement, as follows:

1.1.32 Monthly Recurring Services Fees – E-Ticket Display*. (Applicable only if selected in Section 2 of Exhibit A.)

E-Ticket Display
Description
Price per Service

Monthly Infrastructure and Support Fee	$1,500 fee per month

* If the Services included in this Section are not part of Customer’s initial purchase, the prices listed above will remain valid for twelve (12) months following the Effective Date of the Agreement. Following this time period, the pricing in this Section is subject to change.

d) Implementation Fees. The Implementation Fees in Exhibit H, Section 1.2 are amended to include the following:

Product/Service Description	Implementation Fees
E-Ticket Display	Time and Materials*

* Implementation Fee includes use of NAVITAIRE operations and support personnel on a time and materials basis, estimated to be twenty (20) to thirty (30) hours in duration.

e) Credit for E-Ticket Display Monthly Recurring Service Fee. If, in the future, Customer contracts for the NAVITAIRE E-Ticket on Demand functionality and pays the associated Monthly Recurring Service Fee, NAVITAIRE agrees to apply a credit equal to the Monthly Recurring Service fee for E-Ticket Display functionality to Customer’s monthly invoice. The E-Ticket Display functionality is included as a sub-feature within E-Ticket on Demand.

f) E-Ticket Display Termination Option. NAVITAIRE agrees to provide Customer with the option to terminate use of the E-Ticket Display after twelve (12) months of payment with a minimum of sixty (60) days advance notice. Should Customer choose to terminate E-Ticket Display, NAVITAIRE will invoice Customer on a time and materials basis, not to exceed thirty (30) hours in duration, for any related shut-down or discontinuation activities.

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10 Amendment to Modify Look to Book Ratio – All Other Bookings of the Agreement.

(a) Look to Book Ratio – All Other Bookings. Exhibit H Section 1.1 (d) Look to Book Ratio – All Other Bookings is hereby renumbered to be Exhibit H Section 1.1 (e) as follows:

(e) Look to Book Ratio – All Other Bookings. A Look to Book Ratio of 150:1 will apply to all other bookings as described in Section 1 of Exhibit A. If the established Look to Book Ratio is exceeded, the excess usage fees will be USD 0.05 for each request that does not result in a completed booking. If the Look to Book Ratio for all other bookings is exceeded in any three (3) consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

11 Amendment to Add Look to Book Ratio – CRS/GDS/ARS Type A/EDIFACT Bookings to the Agreement.

(a) Definitions. The following definitions are hereby added to Exhibit A Section 1 of the Agreement, as follows:

PAOREQ Look means the number of Product Availability Offering Request (PAOREQ) looks, where one (1) PAOREQ message contains one (1) or more flights or combinations of flights for travel on a single day or round trip over a specific market or city pair.

NOTE: Multiple date searches, where a single PAOREQ message contains one (1) or more flights or combination of flights, for several different dates and/or combinations of markets, are not supported. If Customer desires for NAVITAIRE to accept, process, and provide a response to PAOREQ messages containing multiple day searches, both parties agree to evaluate and establish new fee structures for such requests, prior to implementing any such multiple day searches with a CRS/GDS/ARS partner.

Look to Book Ratio for CRS/GDS/ARS Type A/EDIFACT Bookings means the numeric result of the number of PAOREQ Looks divided by the number of CRS/GDS/ARS Type A/EDIFACT PNRs booked with Segments where the PNR reached a Confirmed Booking State. If this result exceeds the ratio defined in Exhibit H, each PAOREQ Look in excess of the number of CRS/GDS/ARS Type A/EDIFACT PNRs booked with segments where the PNR reached a Confirmed Booking State multiplied by the ratio threshold will be charged the excess usage fees outlined in Exhibit H, Section 1.1.

(b) Look to Book Ratio – CRS/GDS/ARS Type A/EDIFACT Bookings. Exhibit H Section 1.1 (d) – CRS/GDS/ARS Type A/EDIFACT Bookings is hereby added to the Agreement, as follows:

(d) Look to Book Ratio – CRS/GDS/ARS Type A/EDIFACT Bookings. A Look to Book Ratio of 75:1 will apply to all CRS/GDS/ARS Type A/EDIFACT bookings as described in Section 1 of Exhibit A. If the established Look to Book Ratio is exceeded, the excess usage fees will be USD 0.05 for each request that does not result in a completed booking. If the Look to Book Ratio for CRS/GDS/ARS Type A/EDIFACT bookings is exceeded in any three (3) consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

12 Amendment to Replace Look to Book Monthly Fees to the Agreement.

a) Monthly Recurring Service Fees. The table found at Exhibit H Section 1.1.25, Monthly Recurring Service Fees – Look to Book Monthly Fees, is hereby deleted and replaced in its entirety, as follows:

1.1.25 Monthly Recurring Service Fees – Look to Book Monthly Fees.

Look to Book Monthly Fees
Description
Price per Service

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement	Navitaire LLC

Monthly Infrastructure and Support	$25,000 per month*
Fee – Booking API/Web Services	(includes Look to Book Ratio of 100:1)

Monthly Infrastructure and Support	Included in CRS/GDS/ARS Infrastructure and Support Fees*
Fee – CRS/GDS/ARS Type
A/EDIFACT Bookings	(includes Look to Book Ratio of 75:1)

Monthly Infrastructure and Support	$15,000 per month*
Fee – All Other bookings	(includes Look to Book Ratio of 150:1)

* If the Look to Book Ratio for any service is exceeded, the excess usage fees are USD 0.05, as described in Section 1.1 of Exhibit H.

13 No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

14 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

15 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

16 Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<Signature Page Follows>

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement	Navitaire LLC

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

Navitaire LLC
By:
Its:
Date:

VRG Linhas Aereas S.A
By:
Its:
Airline:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

NAVITAIRE Proprietary and Confidential